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                                                                 CONFORMED COPY

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        August 4, 2006
                                                     --------------------

                               CAMBREX CORPORATION
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         DELAWARE                       1-10638                  22-2476135
----------------------------       ----------------         -------------------
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)             Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY                 07073
---------------------------------------------------         -------------------
     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:      (201) 804-3000
                                                      --------------------

Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                               CAMBREX CORPORATION
                                    Form 8-K
                                 Current Report
                                 August 4, 2006

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

Cambrex is reporting under Item 5.02(b) that Mr. Gary L. Mossman, Chief Operating Officer, announced his retirement from the Company, effective August 31, 2006.

A copy of the press release announcing Mr. Mossman's retirement is attached as
Exhibit 99.1 and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 - Press release issued by Cambrex Corporation dated August 2, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                  CAMBREX CORPORATION


Date:   August 4, 2006            By: /s/ Peter E. Thauer
      -----------------               -----------------------------------------
                                  Name:  Peter E. Thauer
                                  Title: Senior Vice President, General Counsel
                                         and Corporate Secretary